UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2012

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 21, 2012, Sunwing Energy Ltd. (“Sunwing”), a subsidiary of Ivanhoe Energy Inc. (the “Company”), entered into a definitive Share Purchase and Sale Agreement (the “SPSA”) with MIE Holdings Corporation (“MIE”) for the purchase and sale of all of the issued and outstanding shares of Pan-China Resources Ltd. (“Pan-China”). Pan-China’s principal business involves acting as a contractor to China National Petroleum Corporation (“CNPC”) under a production sharing agreement in respect of the Kongnan Block in China’s Dagang Oilfield (the “Dagang PSC”).

As consideration for all of the issued and outstanding shares of Pan-China, MIE will pay US$45 million in cash to Sunwing, subject to adjustments for working capital, cost recovery adjustments under the Dagang PSC based on the results of annual audit procedures by CNPC and Sunwing inter-corporate cash distributions. All such adjustments will be made with effect as of September 30, 2012. MIE is entitled to hold back US$5 million of the adjusted purchase price for 180 days as security for post-closing claims in respect of Pan-China employee severance obligations, contingent Sunwing tax obligations, additional, presently unquantified cost recovery adjustments under the Dagang PSC based on the results of CNPC audit procedures completed after closing and errors or omissions in the calculation of the adjusted purchase price.

The transaction is subject to customary closing conditions and is expected to close within 30 days.

The above description of the SPSA is a summary, does not purport to be complete and is qualified in its entirety by the complete text of the SPSA, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Company’s press release announcing the signing of the SPSA is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.             Financial Statements and Exhibits.

(d)             Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Share Purchase and Sale Agreement, by and between Sunwing Energy Ltd. and MIE Holdings Corporation, dated November 21, 2012.*

99.1	Press Release dated November 21, 2012

*
Schedules and exhibits to the Share Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 26, 2012

IVANHOE ENERGY INC.

By:	/s/ Mary A. Vincelli
Name: Mary A. Vincelli
Title: Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Share Purchase and Sale Agreement, by and between Sunwing Energy Ltd. and MIE Holdings Corporation, dated November 21, 2012.*

99.1	Press Release dated November 21, 2012

*
Schedules and exhibits to the Share Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.